UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 17, 2004


                         Commission File Number 1-13873

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                                 STEELCASE INC.


                     Michigan                           38-0819050
             (State of incorporation)     (IRS employer identification number)

               901 44th Street SE
              Grand Rapids, Michigan                       49508
       (Address of principal executive offices)          (Zip code)


                                 (616) 247-2710

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition

Steelcase Inc. ("the Company") reported its third quarter fiscal 2005 results today and is furnishing the earnings release as Exhibit 99.1 attached hereto. Members of the public are invited to listen to the Company's webcast conference call and view the accompanying presentation slides today, December 17, 2004, at 11:00 a.m. EDT through the link at www.steelcase.com. The presentation slides will be available at www.steelcase.com shortly before and during the webcast. A replay of the webcast, including presentation slides, can also be accessed through the Company's website through January 17, 2005.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.



                                  EXHIBIT INDEX


  Exhibit
   Number       Description
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    99.1        Earnings Release - Third Quarter Ended November 26, 2004



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        STEELCASE INC.

Date: December 17, 2004
                                        By:  /s/ James P. Keane
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                                                 James P. Keane
                                             Senior Vice President
                                          and Chief Financial Officer
                                          (Duly Authorized Officer and
                                          Principal Financial Officer)